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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Amendment No. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated November 27, 1998 and filed February 10, 1999, as set forth in the pages attached hereto:

     Item 7(a) Financial Statements, Pro Forma Financial Information and
               Exhibits

             November 27, 1998                                1-9078
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Date of Report (Date of earliest event reported)      Commission File Number




                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                22-1620387
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(State or other jurisdiction            (I.R.S. Employer Identification Number)
of incorporation or organization)


                                  1790 Broadway
                          New York, New York 10019-1412
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 757-3333
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              (Registrant's telephone number, including area code)


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         This Amendment to Current Report on Form 8-K contains financial statements required by Item 7 of Form 8-K with respect to the acquisition by The Alpine Group, Inc.'s 50.1% owned subsidiary, Superior TeleCom Inc., of Essex International Inc. ("Essex"). The acquisition was initially reported in The Alpine Group, Inc.'s Form 10-Q for the fiscal quarter ended October 31, 1998 and filed December 14, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Essex's Annual Report on Form 10-K for the year ended December 31, 1997 and Essex's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 are hereby incorporated herein by reference.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 12, 1999                      THE ALPINE GROUP, INC.



                                            By:   /s/ David S. Aldridge
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                                               David S. Aldridge
                                               Chief Financial Officer



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